UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) filed by AgriForce Growing Systems, ltd. (the “Company”) with the Securities and Exchange Commission on January 24, 2025. As previously reported in the Initial Form 8-K, on January 17, 2025, the Company completed its acquisition of the assets of Bald Eagle Mining, LLC (“Bald Eagle”). In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1) The audited balance sheet of the Bitcoin Mining Operations of Bald Eagle (a carve-out of Bald Eagle Mining, LLC) as of December 31, 2024 and 2023, and the related statements of operations, invested equity, and cash flows for the fiscal years ended December 31, 2024 and 2023, and the notes to the special purpose carve-out financial statements of bitcoin mining operations of Bald Eagle Mining, LLC, and the Report of CBIZ CPAs P.C., Independent Auditors, dated April 7, 2025, which are attached to this Amendment No. 1 as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Attached to this Amendment No. 1 as Exhibit 99.2 are the following pro forma financial statements of the Company, in each case giving effect to the Company’s acquisition of Bald Eagle, which are incorporated herein by reference:

(1) Unaudited pro forma condensed combined balance sheet as of December 31, 2024, and the pro forma condensed combined statements of operations for the year ended December 31, 2024, and the notes related thereto, that give effect to the acquisition are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

The following exhibits are hereby filed as part of this Amendment No. 1:

Number	Exhibit

23.1	Consent of CBIZ CPAs P.C., Independent Auditors to bitcoin mining operations of Bald Eagle Mining, LLC.

99.1	Audited balance sheet of bitcoin mining operations of Bald Eagle Mining, LLC as of December 31, 2024 and 2023, and the related audited statements of operations, invested capital, and cash flows for the fiscal years ended December 31, 2024 and 2023, and the notes to the financial statements of bitcoin mining operations of Bald Eagle Mining, LLC, and the Report of CBIZ CPAs P.C., Independent Auditors, dated April 7, 2025.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2024 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, and the notes thereto, giving effect to the Company’s acquisition of bitcoin mining operations of Bald Eagle Mining, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn, CEO

Exhibit Index

Number	Exhibit

23.1	Consent of CBIZ CPAs P.C., Independent Auditors to bitcoin mining operations of Bald Eagle Mining, LLC.

99.1	Audited balance sheet of the Bitcoin Mining Operations of Bald Eagle (a carve-out of Bald Eagle Mining, LLC) as of December 31, 2024 and 2023, and the related statements of operations, invested equity, and cash flows for the fiscal years ended December 31, 2024 and 2023, and the notes to the special purpose carve-out financial statements of Bald Eagle, and the Report of CBIZ CPAs P.C., Independent Auditors, dated April 7, 2025.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2024 and unaudited pro forma condensed combined statement of operations for the years ended December 31, 2024, and the notes thereto, giving effect to the Company’s acquisition of Bald Eagle.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)